Exhibit 13.2

Certification of Principal Financial Officer pursuant to 18 U.S.C. § 1350,

as adopted pursuant to § 906 of the Sarbanes-Oxley Act

In connection with the annual report on Form 20-F for the fiscal year ended December 31, 2018 of MIND C.T.I. Ltd. (the “Company”) as filed with the U.S. Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”) and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Ran Mendelaw, certify that:

●	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

●	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 21, 2019

/s/ Ran Mendelaw
Ran Mendelaw
Chief Financial Officer
(Principal Financial Officer)